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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 2, 1998


                          MORTON INDUSTRIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Georgia                        0-13198                  38-0811650
State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization         File Number)           Identification No.)


                   1021 West Birchwood, Morton, Illinois 61550
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code  309-266-7176



        (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS

         On March 3, 1998, Morton Industrial Group, Inc. (the "Company") announced that it had entered into a Stock Purchase Agreement with the two principal owners of Carroll George, Inc., a Northwood, Iowa, supplier of composite structures and plastic-based assemblies and components to construction, agricultural, and industrial equipment manufacturers. Subject to its completion of due diligence and satisfaction of other conditions to closing, the Company plans to close the acquisition of substantially all of the capital stock of Carroll George, Inc., on or before May 1, 1998.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 99.1 Press release dated March 3, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MORTON INDUSTRIAL GROUP, INC.

                                                       (Registrant)

Date:  March 16, 1998                           By:/S/ Daryl L. Lindemann
                                                   ------------------------
                                                   Daryl R. Lindemann
                                                   Vice President Finance,
                                                   Secretary, and Treasurer


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                                  EXHIBIT INDEX



EXHIBIT NO.                       DESCRIPTION
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  99.1                            Press release dated March 3, 1998.











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